UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 16, 2006

Air Products and Chemicals, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4534	23-1274455
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7201 Hamilton Boulevard, Allentown, Pennsylvania		18195-1501
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610 481-4911

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

Air Products today has posted unaudited historical financial information corresponding to its six new segments (as announced on October 2, 2006) for fiscal years 2004 and 2005 and the first three quarters of fiscal year 2006. The financial information has been posted to the Company's Investor Relations website at www.airproducts.com/Invest/financialnews/segment.htm. The press release announcing the posting of the restated financial statements is attached as Exhibit 99.1. The Press Release and unaudited historical financial information are being furnished; they are not deemed to be filed.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits
99.1 Press Release dated October 16, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Air Products and Chemicals, Inc.

October 16, 2006	By:	Paul E. Huck

Name: Paul E. Huck
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated October 16, 2006.